[PHOTO]

OPPENHEIMER GROWTH FUND

Semiannual Report February 28, 1997

"We have
a lot of
important goals,
so we need
our money
to grow solidly
over time."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT THEIR MONEY TO GROW FOR LONG-TERM NEEDS AND FEEL MOST COMFORTABLE INVESTING IN WELL-KNOWN, ESTABLISHED COMPANIES.

                                      NEWS

                                BEAT THE AVERAGE

Cumulative Total Return for the
3-Year Period Ended 3/31/97:

Oppenheimer Growth Fund
Class A (at net asset value)(1)

75.33%

S&P 500(3)

69.85%

Lipper Growth Average for 465 Growth Funds for the 3-Year Period Ended
3/31/97(4)

56.98%

THE FUND'S CLASS A SHARES ARE RANKED **** AMONG 1,919 (3-YEAR), 1,076 (5-YEAR) AND 601 (10-YEAR) DOMESTIC EQUITY FUNDS FOR THE 3-, 5-AND 10-YEAR PERIODS ENDED 3/31/97 BY MORNINGSTAR MUTUAL FUNDS.(5)


HOW YOUR FUND IS MANAGED

Oppenheimer Growth Fund invests in stocks to seek capital appreciation. The Fund currently focuses on a diversified portfolio of medium- and large-sized companies that the managers believe have prospects for better-than-expected earnings and whose stock is selling at attractive valuations.

         Oppenheimer Growth Fund investments are primarily in well-known growth companies, whose earnings have tended to increase consistently in most types of market conditions.

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 for Class A, B, C and Y shares were 17.46%, 16.97%, 16.97% and 17.58%, respectively, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 10.42%, 13.73% and 12.46%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 8/17/93 were 11.19% and 15.88%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 11/1/95 were 15.16% and 16.68%, respectively. For Class Y shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 6/1/94 were 17.35% and 20.51%, respectively.(2)

OUTLOOK

"We've prepared the portfolio for a more difficult market this year, primarily by conducting careful research in order to select individual companies with strong earnings, rather than industry groups."

                                                  Robert Doll, Portfolio Manager
                                                               February 28, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 3/15/73. Prior to 4/1/91, the Fund's maximum sales charge for Class A shares was higher, so that actual account performance would have been less. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

3. The S&P 500 Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance. The S&P 500 Index includes dividend reinvestments but does not take capital gains distributions into consideration.

4. Source: Lipper Analytical Services, 3/31/97. The average is shown for comparative purposes only. Funds included in the Lipper index may have different investment policies and risks than the Fund. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. Lipper performance is based on total return and does not take sales charges into consideration.

5. Source: Morningstar Mutual Funds, 3/31/97. Morningstar, Inc., ranks mutual funds in broad investment classes, based on risk-adjusted investment return after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares are ranked 4 stars (3-year), 3 stars (5-year) and 4 stars (10-year), weighted 20%/30%/50%, respectively, and 3 stars (1-year) among 3,048 funds.

2        Oppenheimer Growth Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Growth Fund

DEAR SHAREHOLDER,

As we advised you at year end, we don't expect 1997's stock market to report the record-breaking returns we saw last year. However, we do believe it may be a period in which investors can take advantage of some great buying opportunities created by lower stock valuations. Our optimism can be traced to solid economic fundamentals that should remain stable throughout the calendar year and the robust investing habits of aging baby boomers.

         First, the economy has been expanding slowly, but steadily. Interest rates have remained relatively low despite the Federal Reserve's recent increase in short-term rates. In turn, low interest rates translate into reduced borrowing rates for companies and individuals. Companies have taken advantage of the savings by using it to improve their technologies, thereby increasing their productivity and efficiency. By downsizing and implementing other cost-cutting strategies, companies in the United States should now be better equipped to compete globally.

         In addition, inflation has been at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "preemptive" act to keep inflation at these low levels and extend the economy's healthy growth cycle.

         Second, monthly cash flows into mutual funds have been higher, largely due to the savings pattern of the baby boomers. The first wave of this generation--those just turning 50--are beginning to direct more money toward their retirement. Concerned about proposed cutbacks in Social Security benefits, more and more individuals believe they will have to fund a large portion of their retirement themselves. And, as they gradually pay off their children's college expenses and reduce their mortgages, they are positioned to save more aggressively.

         For these reasons we remain confident about the opportunities available in the stock market this year. Of course, selectivity will be the key to allocating an effective portfolio. Therefore, it will be important to base choices on the individual merits of a company, such as strong management, fundamental business policies and long-term prospects for the future. And for investors, as always, maintaining a long-term time horizon is essential. Because, while short-term swings will certainly occur and past performance is no guarantee of future results, the market's long-term trend has been to move higher and higher.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

March 21, 1997


3        Oppenheimer Growth Fund

Q +  A

[PHOTOS]

Q WHAT AREAS ARE YOU CURRENTLY TARGETING?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM?

Although market volatility continued during this period, Oppenheimer Growth Fund performed very well. The Fund's Class A shares finished 168 out of 738 growth funds ranked by Lipper Analytical Services for the 1-year period ended 3/31/97.(1) We attribute this performance to our careful research process, which allowed us to invest in good growth stocks at reasonable prices.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

In 1996, we saw a record number of investors flock to the markets to take part in this century's longest-running bull market--a move that helped to propel the growth of the financial services sector. As a result, our emphasis on financial services stocks added to the Fund's performance.

         Technology was another top-performing sector this period. It was also an area in which we were heavily invested. Technology is a key factor in today's leaner and more efficient corporate environment. Recent innovations have helped increase productivity, as well as boost profits and lower operating costs. Therefore, our technology stocks did particularly well. In fact, technology and financial services were the two best-performing sectors in the marketplace over the entire year of 1996.(2)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS YOU'D EXPECTED?

Overall, we were pleased with the returns of the Fund's investments. The steady rise in the market allowed us to sell many of our holdings at a profit. But, as is the case in a highly valued market, stocks become very expensive. Our approach is to invest in companies that have above-average earnings and sell at a reasonable price.


1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Growth Fund Class A shares were ranked 74 out of 271 funds in its category for the 5-year period ended 3/31/97 and 38 out of 172 funds for the 10-year period ended 3/31/97. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. Lipper rankings are based on total returns and do not take sales charges into account.

2. The Fund's portfolio is subject to change.

4        Oppenheimer Growth Fund

[PHOTO]

FACING PAGE
Top left: Robert Doll, Portfolio
Manager and Executive VP,
Director of Equity Investments

Top right: Michael Levine, Member
of Equity Investments Team

Bottom: Bruce Bartlett, Member
of Equity Investments Team

THIS PAGE
Top: Jay Tracey, Member of Equity
Investments Team

Bottom: Jane Putnam, Member
of Equity Investments Team

A WE'RE RESEARCHING OPPORTUNITIES IN AVIATION, INCLUDING
STRONG AIRLINE COMPANIES.

The other factor in this strategy is to sell those positions that we believe have little potential for further growth. So, while we sold many positions and earned a profit, it was difficult to find new opportunities that were still reasonably priced. As a result, our cash position over the past few months was higher than normal, which prevented the Fund from participating fully in the rising market.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We're optimistic about the year ahead and will be looking at many consumer-cyclical businesses. One particularly interesting example is a firm that manufactures specialty sporting equipment. This company currently leads its market in the United States and is building up a presence overseas. The major appeal of this brand is that it offers customers a high degree of value-added quality, which sets it apart from many other retail brands.

         We're also researching opportunities in aviation, including strong airline companies that are currently well-priced. Today's airlines are better managed, and we expect this trend to continue through the year, which should support our forecast for positive earnings.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

The 1997 stock market will almost certainly differ from last year's market. And, it's doubtful that the stock market will continue to rise at the rate it has recently. We've prepared the portfolio for a more difficult market this year, primarily by conducting careful research in order to select individual companies with strong earnings, rather than industry groups. However, we remain confident that the Fund should continue to benefit from many of the investment opportunities still present in the market.





5        Oppenheimer Growth Fund

STATEMENT OF INVESTMENTS   FEBRUARY 28, 1997 (UNAUDITED)

                                                                                            FACE             MARKET VALUE
                                                                                            AMOUNT           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--30.1%
--------------------------------------------------------------------------------------------------------------------------
      Associates Corp. of North America, 5.30%, 3/7/97                                      $50,000,000      $  49,955,833
      --------------------------------------------------------------------------------------------------------------------
      BMW U.S. Capital Corp., 5.33%, 3/11/97                                                 37,437,000         37,381,572
      --------------------------------------------------------------------------------------------------------------------
      CIT Group Holdings, Inc., 5.30%, 3/13/97                                               50,000,000         49,911,667
      --------------------------------------------------------------------------------------------------------------------
      Dean Witter, Discover & Co., 5.30%, 4/4/97                                             40,000,000         39,799,778
      --------------------------------------------------------------------------------------------------------------------
      Ford Motor Credit Co., 5.23%, 3/24/97                                                  50,000,000         49,832,930
      --------------------------------------------------------------------------------------------------------------------
      General Electric Capital Corp., 5.31%, 3/14/97                                         50,000,000         49,904,125
      --------------------------------------------------------------------------------------------------------------------
      Goldman Sachs Group, L.P., 5.28%, 3/17/97                                              50,000,000         49,882,667
      --------------------------------------------------------------------------------------------------------------------
      Household Finance Corp., 5.30%, 3/3/97                                                 50,000,000         49,985,278
      --------------------------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc., 5.28%, 3/19/97                                              40,000,000         39,895,000
      --------------------------------------------------------------------------------------------------------------------
      Preferred Receivables Funding Corp., 5.27%, 3/20/97                                    50,500,000         50,359,540
      --------------------------------------------------------------------------------------------------------------------
      Prudential Funding Corp., 5.31%, 3/5/97                                                30,000,000         29,982,300
                                                                                                             -------------
      Total Short-Term Notes (Cost $496,890,690)                                                               496,890,690
                                                                                                 SHARES
==========================================================================================================================
COMMON STOCKS--59.6%
--------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.4%
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%
      Georgia Gulf Corp.                                                                        204,500          5,521,500
      --------------------------------------------------------------------------------------------------------------------
      Morton International, Inc.                                                                180,000          7,425,000
      --------------------------------------------------------------------------------------------------------------------
      Praxair, Inc.                                                                              30,000          1,458,750
      --------------------------------------------------------------------------------------------------------------------
      Terra Industries, Inc.                                                                    112,500          1,532,812
      --------------------------------------------------------------------------------------------------------------------
      Union Carbide Corp.                                                                        90,000          4,252,500
                                                                                                             -------------
                                                                                                                20,190,562

--------------------------------------------------------------------------------------------------------------------------
METALS--1.2%
      Bethlehem Steel Corp.(1)                                                                  320,500          2,644,125
      --------------------------------------------------------------------------------------------------------------------
      British Steel plc, ADR                                                                     95,000          2,363,125
      --------------------------------------------------------------------------------------------------------------------
      Cyprus Amax Minerals Co.                                                                  100,000          2,337,500
      --------------------------------------------------------------------------------------------------------------------
      LTV Corp.                                                                                 817,500         10,218,750
      --------------------------------------------------------------------------------------------------------------------
      Oregon Steel Mills, Inc.                                                                    5,000             85,000
      --------------------------------------------------------------------------------------------------------------------
      USX-U.S. Steel Group, Inc.                                                                 45,000          1,411,875
                                                                                                             -------------
                                                                                                                19,060,375

--------------------------------------------------------------------------------------------------------------------------
PAPER--1.0%
      Bowater, Inc.                                                                             295,000         12,500,625
      --------------------------------------------------------------------------------------------------------------------
      Shorewood Packaging Corp.(1)                                                               20,000            350,000
      --------------------------------------------------------------------------------------------------------------------
      Sonoco Products Co.                                                                         4,830            126,787
      --------------------------------------------------------------------------------------------------------------------
      Stone Container Corp.                                                                     320,000          4,160,000
                                                                                                             -------------
                                                                                                                17,137,412

--------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--7.1%
--------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.9%
      Champion Enterprises, Inc.(1)                                                             140,000          2,712,500
      --------------------------------------------------------------------------------------------------------------------
      Fleetwood Enterprises, Inc.                                                                15,000            390,000
      --------------------------------------------------------------------------------------------------------------------
      Magna International, Inc., Cl. A                                                           20,000          1,050,000
      --------------------------------------------------------------------------------------------------------------------
      Navistar International Corp.(1)                                                           555,000          5,341,875
      --------------------------------------------------------------------------------------------------------------------
      Oakwood Homes Corp.                                                                       130,000          2,567,500
      --------------------------------------------------------------------------------------------------------------------
      Superior Industries International, Inc.                                                    10,000            240,000
      --------------------------------------------------------------------------------------------------------------------
      Toll Brothers, Inc.(1)                                                                    110,000          2,131,250
                                                                                                             -------------
                                                                                                                14,433,125

6     Oppenheimer Growth Fund

                                                                                                              MARKET VALUE
                                                                                                SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.5%
     Alaska Air Group, Inc.(1)                                                                  235,400       $  5,590,750
     ---------------------------------------------------------------------------------------------------------------------
     AMR Corp.(1)                                                                                45,000          3,538,125
     ---------------------------------------------------------------------------------------------------------------------
     ASA Holdings, Inc.                                                                         210,000          4,751,250
     ---------------------------------------------------------------------------------------------------------------------
     British Airways plc, Sponsored ADR                                                          15,000          1,537,500
     ---------------------------------------------------------------------------------------------------------------------
     Brunswick Corp.                                                                            250,000          7,156,250
     ---------------------------------------------------------------------------------------------------------------------
     Callaway Golf Co.                                                                          200,000          6,375,000
     ---------------------------------------------------------------------------------------------------------------------
     Northwest Airlines Corp., Cl. A(1)                                                         100,000          3,537,500
     ---------------------------------------------------------------------------------------------------------------------
     Outback Steakhouse, Inc.(1)                                                                190,000          4,536,250
     ---------------------------------------------------------------------------------------------------------------------
     Outboard Marine Corp.                                                                      235,000          3,407,500
     ---------------------------------------------------------------------------------------------------------------------
     Pancho's Mexican Buffet, Inc.                                                              100,000            206,250
     ---------------------------------------------------------------------------------------------------------------------
     Shoney's, Inc.(1)                                                                           25,000            206,250
                                                                                                              ------------
                                                                                                                40,842,625

--------------------------------------------------------------------------------------------------------------------------
MEDIA--0.2%
     Reuters Holdings plc, Series B, ADR                                                         55,000          3,526,875
--------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.9%
     Dayton Hudson Corp.                                                                         10,000            420,000
     ---------------------------------------------------------------------------------------------------------------------
     Dillard Department Stores, Inc., Cl. A                                                       5,000            150,625
     ---------------------------------------------------------------------------------------------------------------------
     Dollar General Corp.                                                                       337,500          9,576,562
     ---------------------------------------------------------------------------------------------------------------------
     Federated Department Stores, Inc.(1)                                                        16,000            556,000
     ---------------------------------------------------------------------------------------------------------------------
     Jones Apparel Group, Inc.(1)                                                                70,000          2,598,750
     ---------------------------------------------------------------------------------------------------------------------
     Mac Frugal's Bargains-Close-Outs, Inc.(1)                                                   19,000            515,375
     ---------------------------------------------------------------------------------------------------------------------
     Nautica Enterprises, Inc.(1)                                                               215,000          5,375,000
     ---------------------------------------------------------------------------------------------------------------------
     Neiman-Marcus Group, Inc.(1)                                                                90,000          2,418,750
     ---------------------------------------------------------------------------------------------------------------------
     Penney (J.C.) Co., Inc.                                                                     14,705            724,221
     ---------------------------------------------------------------------------------------------------------------------
     Tommy Hilfiger Corp.(1)                                                                     97,500          5,325,937
     ---------------------------------------------------------------------------------------------------------------------
     Waban, Inc.(1)                                                                             125,000          3,578,125
                                                                                                              ------------
                                                                                                                31,239,345

--------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.6%
     Bed Bath & Beyond, Inc.(1)                                                                 335,000          8,710,000
     ---------------------------------------------------------------------------------------------------------------------
     Claire's Stores, Inc.                                                                      545,000          7,698,125
     ---------------------------------------------------------------------------------------------------------------------
     CompUSA, Inc.(1)                                                                           100,000          2,000,000
     ---------------------------------------------------------------------------------------------------------------------
     Hechinger Co.(1)                                                                            60,000             95,625
     ---------------------------------------------------------------------------------------------------------------------
     Micro Warehouse, Inc.(1)                                                                   110,000          1,581,250
     ---------------------------------------------------------------------------------------------------------------------
     Rocky Mountain Chocolate Factory, Inc.(1)                                                  100,000            500,000
     ---------------------------------------------------------------------------------------------------------------------
     Ross Stores, Inc.                                                                           25,000          1,200,000
     ---------------------------------------------------------------------------------------------------------------------
     Shopko Stores, Inc.                                                                        110,000          1,718,750
     ---------------------------------------------------------------------------------------------------------------------
     Sotheby's Holdings, Inc., Cl. A                                                             95,000          1,615,000
     ---------------------------------------------------------------------------------------------------------------------
     TJX Cos., Inc.                                                                              49,000          2,045,750
                                                                                                              ------------
                                                                                                                27,164,500

7     Oppenheimer Growth Fund

                                                                                                              MARKET VALUE
                                                                                                SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--9.8%
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%
      PepsiCo, Inc.                                                                             205,000       $  6,739,375
--------------------------------------------------------------------------------------------------------------------------
EDUCATION--0.1%
      National Education Corp.(1)                                                                74,000            952,750
--------------------------------------------------------------------------------------------------------------------------
FOOD--1.2%
      Fleming Companies, Inc.                                                                    49,700            869,750
      --------------------------------------------------------------------------------------------------------------------
      Hershey Foods Corp.                                                                         8,000            365,000
      --------------------------------------------------------------------------------------------------------------------
      IBP, Inc.                                                                                 270,000          6,277,500
      --------------------------------------------------------------------------------------------------------------------
      Richfood Holdings, Inc.                                                                    45,000            950,625
      --------------------------------------------------------------------------------------------------------------------
      Safeway, Inc.(1)                                                                          150,000          7,218,750
      --------------------------------------------------------------------------------------------------------------------
      Sara Lee Corp.                                                                             52,600          2,038,250
      --------------------------------------------------------------------------------------------------------------------
      Smith's Food & Drug Centers, Inc., Cl. B                                                   70,000          2,301,250
                                                                                                              ------------
                                                                                                                20,021,125

--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%
      Bristol-Myers Squibb Co.                                                                   75,000          9,787,500
      --------------------------------------------------------------------------------------------------------------------
      Johnson & Johnson                                                                         216,300         12,464,287
      --------------------------------------------------------------------------------------------------------------------
      Merck & Co., Inc.                                                                         110,400         10,156,800
      --------------------------------------------------------------------------------------------------------------------
      Pfizer, Inc.                                                                              140,000         12,827,500
      --------------------------------------------------------------------------------------------------------------------
      Schering-Plough Corp.                                                                     175,200         13,424,700
                                                                                                              ------------
                                                                                                                58,660,787

--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--2.3%
      Allegiance Corp.                                                                            1,140             30,068
      --------------------------------------------------------------------------------------------------------------------
      Collagen Corp.                                                                             55,000          1,100,000
      --------------------------------------------------------------------------------------------------------------------
      HealthCare COMPARE Corp.(1)                                                               340,000         14,513,750
      --------------------------------------------------------------------------------------------------------------------
      HEALTHSOUTH Corp.(1)                                                                      140,000          5,635,000
      --------------------------------------------------------------------------------------------------------------------
      Medtronic, Inc.                                                                            93,000          6,021,750
      --------------------------------------------------------------------------------------------------------------------
      Nellcor Puritan Bennett, Inc.(1)                                                           65,000          1,129,375
      --------------------------------------------------------------------------------------------------------------------
      Oxford Health Plans, Inc.(1)                                                               55,000          3,066,250
      --------------------------------------------------------------------------------------------------------------------
      Sofamor Danek Group, Inc.(1)                                                              125,000          4,953,125
      --------------------------------------------------------------------------------------------------------------------
      St. Jude Medical, Inc.(1)                                                                  10,000            395,000
      --------------------------------------------------------------------------------------------------------------------
      Summit Technology, Inc.(1)                                                                140,000          1,242,500
      --------------------------------------------------------------------------------------------------------------------
      Transitional Hospitals Corp.(1)                                                             5,675             51,075
                                                                                                              ------------
                                                                                                                38,137,893

--------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.2%
      Philip Morris Cos., Inc.                                                                  190,600         25,754,825
      --------------------------------------------------------------------------------------------------------------------
      UST, Inc.                                                                                 350,000         10,806,250
                                                                                                              ------------
                                                                                                                36,561,075

8      Oppenheimer Growth Fund

                                                                                                             MARKET VALUE
                                                                                                SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
ENERGY--2.1%
--------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.9%
      Global Marine, Inc.(1)                                                                    100,000      $   1,862,500
      --------------------------------------------------------------------------------------------------------------------
      Petroleum Geo-Services ASA, Sponsored ADR(1)                                               45,000          1,890,000
      --------------------------------------------------------------------------------------------------------------------
      Smith International, Inc.(1)                                                               65,000          2,640,625
      --------------------------------------------------------------------------------------------------------------------
      Tesoro Petroleum Corp.(1)                                                                  10,000            117,500
      --------------------------------------------------------------------------------------------------------------------
      Tidewater, Inc.                                                                           150,000          6,450,000
      --------------------------------------------------------------------------------------------------------------------
      Transocean Offshore, Inc.                                                                  20,000          1,117,500
                                                                                                             -------------
                                                                                                                14,078,125

--------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.2%
      Amerada Hess Corp.                                                                          5,000            266,875
      --------------------------------------------------------------------------------------------------------------------
      Atlantic Richfield Co.                                                                     18,400          2,300,000
      --------------------------------------------------------------------------------------------------------------------
      Mobil Corp.                                                                                 6,900            846,975
      --------------------------------------------------------------------------------------------------------------------
      Pennzoil Co.                                                                               25,000          1,434,375
      --------------------------------------------------------------------------------------------------------------------
      Phillips Petroleum Co.                                                                     40,000          1,655,000
      --------------------------------------------------------------------------------------------------------------------
      Union Texas Petroleum Holdings, Inc.                                                      240,000          4,440,000
      --------------------------------------------------------------------------------------------------------------------
      Unocal Corp.                                                                               50,000          1,931,250
      --------------------------------------------------------------------------------------------------------------------
      USX-Marathon Group                                                                        250,000          6,656,250
                                                                                                             -------------
                                                                                                                19,530,725

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL--15.8%
--------------------------------------------------------------------------------------------------------------------------
BANKS--3.7%
      Bank of Boston Corp.                                                                      355,000         26,758,125
      --------------------------------------------------------------------------------------------------------------------
      BankAmerica Corp.                                                                          15,000          1,706,250
      --------------------------------------------------------------------------------------------------------------------
      Chase Manhattan Corp. (New)                                                               118,928         11,907,666
      --------------------------------------------------------------------------------------------------------------------
      Citicorp                                                                                   11,700          1,365,975
      --------------------------------------------------------------------------------------------------------------------
      NationsBank Corp.                                                                         180,000         10,777,500
      --------------------------------------------------------------------------------------------------------------------
      Northern Trust Corp.                                                                       50,000          2,125,000
      --------------------------------------------------------------------------------------------------------------------
      SouthTrust Corp.                                                                          155,000          6,141,875
                                                                                                             -------------
                                                                                                                60,782,391

--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.4%
      Advanta Corp., Cl. A                                                                      415,000         17,170,625
      --------------------------------------------------------------------------------------------------------------------
      Bear Stearns Cos., Inc.                                                                   243,285          7,298,550
      --------------------------------------------------------------------------------------------------------------------
      Countrywide Credit Industries, Inc.                                                        22,000            640,750
      --------------------------------------------------------------------------------------------------------------------
      Fannie Mae                                                                                175,000          7,000,000
      --------------------------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp.                                                          298,400          8,877,400
      --------------------------------------------------------------------------------------------------------------------
      First USA, Inc.                                                                           440,000         21,395,000
      --------------------------------------------------------------------------------------------------------------------
      Green Tree Financial Corp.                                                                640,000         24,000,000
      --------------------------------------------------------------------------------------------------------------------
      Lehman Brothers Holdings, Inc.                                                            315,000         10,591,875
      --------------------------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                                                  20,000          1,920,000
      --------------------------------------------------------------------------------------------------------------------
      Money Store, Inc. (The)                                                                   150,000          3,881,250
      --------------------------------------------------------------------------------------------------------------------
      Price (T. Rowe) Associates                                                                 65,000          2,868,125
      --------------------------------------------------------------------------------------------------------------------
      Quick & Reilly Group, Inc.                                                                 10,000            350,000
      --------------------------------------------------------------------------------------------------------------------
      Student Loan Marketing Assn.                                                              100,000         10,587,500
      --------------------------------------------------------------------------------------------------------------------
      Travelers Group, Inc.                                                                     420,000         22,522,500
                                                                                                             -------------
                                                                                                               139,103,575

9      Oppenheimer Growth Fund

                                                                                                             MARKET VALUE
                                                                                                SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.7%
     AFLAC, Inc.                                                                                223,500      $   9,023,813
     ---------------------------------------------------------------------------------------------------------------------
     American International Group, Inc.                                                          15,000          1,815,000
     ---------------------------------------------------------------------------------------------------------------------
     Cigna Corp.                                                                                  6,000            917,250
     ---------------------------------------------------------------------------------------------------------------------
     CNA Financial Corp.(1)                                                                       6,000            667,500
     ---------------------------------------------------------------------------------------------------------------------
     Conseco, Inc.                                                                              160,000          6,280,000
     ---------------------------------------------------------------------------------------------------------------------
     Equitable Cos., Inc.                                                                        90,000          2,823,750
     ---------------------------------------------------------------------------------------------------------------------
     Loews Corp.                                                                                 80,000          8,170,000
     ---------------------------------------------------------------------------------------------------------------------
     MGIC Investment Corp.                                                                       15,000          1,179,375
     ---------------------------------------------------------------------------------------------------------------------
     Reliastar Financial Corp.                                                                  135,000          8,370,000
     ---------------------------------------------------------------------------------------------------------------------
     SunAmerica, Inc.                                                                           485,000         22,249,375
                                                                                                             -------------
                                                                                                                61,496,063

--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--3.0%
--------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
     C-Cube Microsystems, Inc.(1)                                                                45,000          1,310,625
     ---------------------------------------------------------------------------------------------------------------------
     Emerson Electric Co.                                                                         2,500            247,500
     ---------------------------------------------------------------------------------------------------------------------
     Kemet Corp.(1)                                                                             510,000         11,347,500
     ---------------------------------------------------------------------------------------------------------------------
     Vishay Intertechnology, Inc.                                                               165,000          3,774,375
     ---------------------------------------------------------------------------------------------------------------------
     Windmere-Durable Holdings, Inc.                                                              9,062            113,275
                                                                                                             -------------
                                                                                                                16,793,275

--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.1%
     Owens-Illinois, Inc.(1)                                                                     10,000            241,250
     ---------------------------------------------------------------------------------------------------------------------
     Rayonier, Inc.                                                                              35,000          1,330,000
                                                                                                             -------------
                                                                                                                 1,571,250

--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.7%
     Comdisco, Inc.                                                                             307,500          9,570,938
     ---------------------------------------------------------------------------------------------------------------------
     Growth Environmental, Inc.(1)                                                                2,100                 32
     ---------------------------------------------------------------------------------------------------------------------
     Mercury Air Group, Inc.                                                                    121,000            877,250
     ---------------------------------------------------------------------------------------------------------------------
     NCR Corp.(1)                                                                                 3,750            123,750
     ---------------------------------------------------------------------------------------------------------------------
     Reynolds & Reynolds Co., Cl. A                                                              30,000            840,000
                                                                                                             -------------
                                                                                                                11,411,970

--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.4%
     Deere & Co.                                                                                  9,000            383,625
     ---------------------------------------------------------------------------------------------------------------------
     Kulicke & Soffa Industries, Inc.(1)                                                         25,000            662,500
     ---------------------------------------------------------------------------------------------------------------------
     Mark IV Industries, Inc.                                                                    95,000          2,208,750
     ---------------------------------------------------------------------------------------------------------------------
     Sealed Air Corp.(1)                                                                         70,000          2,878,750
     ---------------------------------------------------------------------------------------------------------------------
     U.S. Filter Corp.(1)                                                                        30,000          1,050,000
                                                                                                             -------------
                                                                                                                 7,183,625

--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%
     Canadian Pacific Ltd. (New)                                                                245,000          6,063,750
     ---------------------------------------------------------------------------------------------------------------------
     CSX Corp.                                                                                   82,600          3,809,925
     ---------------------------------------------------------------------------------------------------------------------
     Illinois Central Corp.                                                                     105,000          3,609,375
                                                                                                             -------------
                                                                                                                13,483,050

10     Oppenheimer Growth Fund

                                                                                                              MARKET VALUE
                                                                                               SHARES         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.5%
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.0%
      Lockheed Martin Corp.                                                                       5,215       $    461,528
--------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--8.3%
     Adaptec, Inc.(1)                                                                           110,000          4,186,875
     ---------------------------------------------------------------------------------------------------------------------
     Apple Computer, Inc.(1)                                                                     60,000            975,000
     ---------------------------------------------------------------------------------------------------------------------
     Cabletron Systems, Inc.(1)                                                                 480,000         14,400,000
     ---------------------------------------------------------------------------------------------------------------------
     Cascade Communications Corp.(1)                                                            300,000          9,262,500
     ---------------------------------------------------------------------------------------------------------------------
     Compaq Computer Corp.(1)                                                                   175,000         13,868,750
     ---------------------------------------------------------------------------------------------------------------------
     Dell Computer Corp.(1)                                                                      50,000          3,556,250
     ---------------------------------------------------------------------------------------------------------------------
     EMC Corp.(1)                                                                               290,000         10,440,000
     ---------------------------------------------------------------------------------------------------------------------
     Gateway 2000, Inc.(1)                                                                      500,000         29,375,000
     ---------------------------------------------------------------------------------------------------------------------
     Intergraph Corp.(1)                                                                        210,000          1,732,500
     ---------------------------------------------------------------------------------------------------------------------
     International Business Machines Corp.                                                       60,000          8,625,000
     ---------------------------------------------------------------------------------------------------------------------
     QMS, Inc.(1)                                                                                20,000             95,000
     ---------------------------------------------------------------------------------------------------------------------
     Quantum Corp.(1)                                                                            70,000          2,782,500
     ---------------------------------------------------------------------------------------------------------------------
     Seagate Technology(1)                                                                      430,000         20,317,500
     ---------------------------------------------------------------------------------------------------------------------
     Sun Microsystems, Inc.(1)                                                                   60,000          1,852,500
     ---------------------------------------------------------------------------------------------------------------------
     Tandem Computers, Inc.(1)                                                                   10,000            125,000
     ---------------------------------------------------------------------------------------------------------------------
     Western Digital Corp.(1)                                                                   270,000         15,930,000
                                                                                                              ------------
                                                                                                               137,524,375

--------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--4.1%
     Acclaim Entertainment, Inc.(1)                                                              52,500            278,906
     ---------------------------------------------------------------------------------------------------------------------
     Automatic Data Processing, Inc.                                                              5,000            213,125
     ---------------------------------------------------------------------------------------------------------------------
     BMC Software, Inc.(1)                                                                      580,000         24,831,250
     ---------------------------------------------------------------------------------------------------------------------
     Ceridian Corp.(1)                                                                           30,000          1,173,750
     ---------------------------------------------------------------------------------------------------------------------
     Computer Associates International, Inc.                                                    232,500         10,113,750
     ---------------------------------------------------------------------------------------------------------------------
     GTech Holdings Corp.(1)                                                                    183,200          5,747,900
     ---------------------------------------------------------------------------------------------------------------------
     HBO & Co.                                                                                   40,000          2,305,000
     ---------------------------------------------------------------------------------------------------------------------
     Microsoft Corp.(1)                                                                         150,000         14,625,000
     ---------------------------------------------------------------------------------------------------------------------
     Peoplesoft, Inc.(1)                                                                         70,000          2,791,250
     ---------------------------------------------------------------------------------------------------------------------
     Sterling Software, Inc.(1)                                                                  90,000          2,576,250
     ---------------------------------------------------------------------------------------------------------------------
     System Software Associates, Inc.                                                           270,000          2,801,250
                                                                                                              ------------
                                                                                                                67,457,431

--------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.3%
     Arrow Electronics, Inc.(1)                                                                 200,000         11,225,000
     ---------------------------------------------------------------------------------------------------------------------
     Cypress Semiconductor Corp.(1)                                                             710,000          9,407,500
     ---------------------------------------------------------------------------------------------------------------------
     Dynatech Corp.(1)                                                                          115,000          3,220,000
     ---------------------------------------------------------------------------------------------------------------------
     Hewlett-Packard Co.                                                                         30,000          1,680,000
     ---------------------------------------------------------------------------------------------------------------------
     Intel Corp.                                                                                100,000         14,187,500
     ---------------------------------------------------------------------------------------------------------------------
     International Rectifier Corp.(1)                                                           190,000          2,565,000
     ---------------------------------------------------------------------------------------------------------------------
     Novellus Systems, Inc.(1)                                                                  255,000         20,846,250
     ---------------------------------------------------------------------------------------------------------------------
     SCI Systems, Inc.(1)                                                                        30,000          1,605,000
     ---------------------------------------------------------------------------------------------------------------------
     Varian Associates, Inc.                                                                     50,000          2,887,500
     ---------------------------------------------------------------------------------------------------------------------
     Wyle Electronics                                                                            85,000          3,113,125
                                                                                                              ------------
                                                                                                                70,736,875

11     Oppenheimer Growth Fund

                                                                                                            MARKET VALUE
                                                                                               SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--0.8%
     3Com Corp.(1)                                                                               25,000     $      827,734
     ---------------------------------------------------------------------------------------------------------------------
     AT&T Corp.                                                                                  60,000          2,392,500
     ---------------------------------------------------------------------------------------------------------------------
     Frontier Corp.                                                                              32,000            708,000
     ---------------------------------------------------------------------------------------------------------------------
     Sterling Commerce, Inc.(1)                                                                  80,000          2,320,000
     ---------------------------------------------------------------------------------------------------------------------
     Tellabs, Inc.(1)                                                                            31,000          1,236,125
     ---------------------------------------------------------------------------------------------------------------------
     WorldCom, Inc.                                                                             200,000          5,325,000
                                                                                                            --------------
                                                                                                                12,809,359

--------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
--------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
     CMS Energy Corp.                                                                             9,800            320,950
     ---------------------------------------------------------------------------------------------------------------------
     Empresa Nacional de Electricidad SA, Sponsored ADR                                          75,000          4,603,125
     ---------------------------------------------------------------------------------------------------------------------
     FPL Group, Inc.                                                                              8,200            373,100
     ---------------------------------------------------------------------------------------------------------------------
     PacifiCorp                                                                                 115,000          2,371,875
     ---------------------------------------------------------------------------------------------------------------------
     Peco Energy Co.                                                                              4,900            110,250
     ---------------------------------------------------------------------------------------------------------------------
     Public Service Enterprise Group, Inc.                                                        7,500            210,938
     ---------------------------------------------------------------------------------------------------------------------
     Tucson Electric Power Co.(1)                                                                90,500          1,357,500
                                                                                                            --------------
                                                                                                                 9,347,738

--------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%
     Questar Corp.                                                                                8,300            300,875
--------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%
     Telefonos de Mexico SA, Sponsored ADR                                                      140,000          5,442,500
                                                                                                            --------------
     Total Common Stocks (Cost $557,369,425)                                                                   984,182,554

                                                                                           FACE
                                                                                           AMOUNT
==========================================================================================================================
REPURCHASE AGREEMENT--10.3%
--------------------------------------------------------------------------------------------------------------------------
     Repurchase agreement with Goldman, Sachs & Co., 5.36%, dated
     2/28/97, to be repurchased at $171,276,469 on 3/3/97, collateralized by U.S. Treasury Nts., 6.125%--7.875%, 5/15/99--11/15/04, with a
     value of $175,189,635 (Cost $171,200,000)                                             $171,200,000        171,200,000

--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,225,460,115)                                                 100.0%     1,652,273,244
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                              (0.0)          (744,083)
                                                                                           ------------     --------------
NET ASSETS                                                                                        100.0%    $1,651,529,161
                                                                                           ============     ==============

     1. Non-income producing security.

     See accompanying Notes to Financial Statements.

12     Oppenheimer Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   FEBRUARY 28, 1997 (Unaudited)

========================================================================================================================
ASSETS
      Investments, at value (including repurchase agreement of $171,200,000)
      (cost $1,225,460,115)--see accompanying statement                                                   $1,652,273,244
      ------------------------------------------------------------------------------------------------------------------
      Receivables:
      Shares of beneficial interest sold                                                                       2,937,566
      Investments sold                                                                                         2,216,462
      Interest and dividends                                                                                     966,214
      ------------------------------------------------------------------------------------------------------------------
      Other                                                                                                       24,212
                                                                                                          --------------
      Total assets                                                                                         1,658,417,698

========================================================================================================================
LIABILITIES
      Bank overdraft                                                                                             271,732
      ------------------------------------------------------------------------------------------------------------------
      Payables and other liabilities:
      Shares of beneficial interest redeemed                                                                   3,700,999
      Investments purchased                                                                                    1,831,069
      Distribution and service plan fees                                                                         467,486
      Trustees' fees                                                                                             241,464
      Transfer and shareholder servicing agent fees                                                              169,823
      Other                                                                                                      205,964
                                                                                                          --------------
      Total liabilities                                                                                        6,888,537

========================================================================================================================
NET ASSETS                                                                                                $1,651,529,161
                                                                                                          ==============

========================================================================================================================
COMPOSITION OF
NET ASSETS
      Paid-in capital                                                                                     $1,139,650,397
      ------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income                                                                      4,094,983
      ------------------------------------------------------------------------------------------------------------------
      Accumulated net realized gain on investment transactions                                                80,970,652
      ------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation on investments--Note 3                                                     426,813,129
                                                                                                          --------------
      Net assets                                                                                          $1,651,529,161
                                                                                                          ==============

========================================================================================================================
NET ASSET VALUE
PER SHARE
      Class A Shares:
      Net asset value and redemption price per share (based on net assets of
      $1,372,833,511 and 39,050,524 shares of beneficial interest outstanding)                                    $35.16
      Maximum offering price per share (net asset value plus sales charge
      of 5.75% of offering price)                                                                                 $37.31

      ------------------------------------------------------------------------------------------------------------------
      Class B Shares:
      Net asset value, redemption price and offering price per share (based on net assets
      of $203,169,993 and 5,913,176 shares of beneficial interest outstanding)                                    $34.36

      ------------------------------------------------------------------------------------------------------------------
      Class C Shares:
      Net asset value, redemption price and offering price per share (based on net assets
      of $12,539,145 and 360,115 shares of beneficial interest outstanding)                                       $34.82

      ------------------------------------------------------------------------------------------------------------------
      Class Y Shares:
      Net asset value, redemption price and offering price per share (based on net assets
      of $62,986,512 and 1,793,594 shares of beneficial interest outstanding)                                     $35.12

      See accompanying Notes to Financial Statements.

13     Oppenheimer Growth Fund

STATEMENT OF OPERATIONS   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
(Unaudited)

========================================================================================================================
INVESTMENT INCOME
      Interest                                                                                              $ 14,649,292
      ------------------------------------------------------------------------------------------------------------------
      Dividends (net of foreign withholding taxes of $43,765)                                                  5,242,999
                                                                                                            ------------
      Total income                                                                                            19,892,291

========================================================================================================================
EXPENSES
      Management fees--Note 4                                                                                  4,859,761
      ------------------------------------------------------------------------------------------------------------------
      Distribution and service plan fees--Note 4:
      Class A                                                                                                  1,098,230
      Class B                                                                                                    846,991
      Class C                                                                                                     41,347
      ------------------------------------------------------------------------------------------------------------------
      Transfer and shareholder servicing agent fees--Note 4                                                      982,908
      ------------------------------------------------------------------------------------------------------------------
      Shareholder reports                                                                                        203,402
      ------------------------------------------------------------------------------------------------------------------
      Registration and filing fees:
      Class A                                                                                                     12,289
      Class B                                                                                                     17,990
      Class C                                                                                                      2,185
      Class Y                                                                                                     13,363
      ------------------------------------------------------------------------------------------------------------------
      Custodian fees and expenses                                                                                 30,754
      ------------------------------------------------------------------------------------------------------------------
      Legal and auditing fees                                                                                     22,370
      ------------------------------------------------------------------------------------------------------------------
      Trustees' fees and expenses--Note 1                                                                          4,450
      ------------------------------------------------------------------------------------------------------------------
      Other                                                                                                       37,209
                                                                                                            ------------
      Total expenses                                                                                           8,173,249
      Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                           (12,282)
                                                                                                            ------------
      Net expenses                                                                                             8,160,967

========================================================================================================================
NET INVESTMENT INCOME                                                                                         11,731,324

========================================================================================================================
REALIZED AND UNREALIZED GAIN
      Net realized gain on investments                                                                       120,823,851

      ------------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation or depreciation on investments                                    98,800,827
                                                                                                            ------------
      Net realized and unrealized gain                                                                       219,624,678

========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $231,356,002
                                                                                                            ============

      See accompanying Notes to Financial Statements.

14     Oppenheimer Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED
                                                                   FEBRUARY 28, 1997       PERIOD ENDED          YEAR ENDED
                                                                   (UNAUDITED)             AUGUST 31, 1996(1)    JUNE 30, 1996
===============================================================================================================================
OPERATIONS
       Net investment income                                       $   11,731,324          $    2,985,556        $   15,202,596
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                              120,823,851              21,616,200           123,112,424
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation           98,800,827             (16,129,626)           65,683,680
                                                                   --------------          --------------        --------------
       Net increase in net assets resulting from operations           231,356,002               8,472,130           203,998,700

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                        (16,726,492)                     --           (12,145,385)
       Class B                                                         (1,279,429)                     --              (763,600)
       Class C                                                            (82,039)                     --                (8,006)
       Class Y                                                           (744,288)                     --              (111,943)
       ------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                       (127,584,041)                     --           (92,881,153)
       Class B                                                        (17,789,041)                     --            (8,596,317)
       Class C                                                           (842,068)                     --               (61,792)
       Class Y                                                         (4,909,715)                     --              (783,715)

===============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from beneficial
       interest transactions--Note 2:
       Class A                                                        190,671,916                 307,757           176,397,622
       Class B                                                         59,511,974               7,152,701            81,183,295
       Class C                                                          7,291,771               1,404,159             3,526,653
       Class Y                                                         43,850,343               2,233,988            12,281,833

===============================================================================================================================
NET ASSETS
       Total increase                                                 362,724,893              19,570,735           362,036,192
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                          1,288,804,268           1,269,233,533           907,197,341
                                                                   --------------          --------------        --------------
       End of period (including undistributed
       net investment income of $4,094,983,
       $11,195,907 and $8,210,351, respectively)                   $1,651,529,161          $1,288,804,268        $1,269,233,533
                                                                   ==============          ==============        ==============


       1. The Fund changed its fiscal year end from June 30 to August 31.

       See accompanying Notes to Financial Statements.

15     Oppenheimer Growth Fund

FINANCIAL HIGHLIGHTS

                                           CLASS A
                                           ------------------------------------------------------------------------
                                           SIX MONTHS           PERIOD
                                           ENDED                ENDED
                                           FEB. 28, 1997        AUGUST 31,         YEAR ENDED JUNE 30,
                                           (UNAUDITED)          1996(2)            1996              1995
===================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $33.69              $33.43            $30.80            $26.65
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      .29                 .08               .44               .36
Net realized and
unrealized gain (loss)                           5.45                 .18              5.70              6.83
                                           ----------          ----------        ----------          --------
Total income (loss) from
investment operations                            5.74                 .26              6.14              7.19
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                (.50)                 --              (.41)             (.24)
Distributions from net realized gain            (3.77)                 --             (3.10)            (2.80)
                                           ----------          ----------        ----------          --------
Total dividends and
distributions to shareholders                   (4.27)                 --             (3.51)            (3.04)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $35.16              $33.69            $33.43            $30.80
                                           ==========          ==========        ==========          ========

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)             17.46%               0.78%            21.00%            29.45%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                             $1,372,834          $1,127,836        $1,120,046          $860,736
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $1,274,351          $1,101,233        $1,018,022          $727,102
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.68%(6)            1.50%(6)          1.43%             1.31%
Expenses                                         1.00%(6)            1.03%(6)          1.06%             1.05%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                       14.5%                6.3%             38.0%             35.4%
Average brokerage
commission rate(8)                            $0.0591             $0.0595           $0.0583                --

                                           CLASS A                                     CLASS B
                                           --------------------------------------    -------------
                                                                                     SIX MONTHS
                                                                                     ENDED
                                           YEAR ENDED JUNE 30,                       FEB. 28, 1997
                                              1994          1993         1992        (UNAUDITED)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $27.34        $24.94       $21.88           $32.94
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .16           .19          .29              .18
Net realized and
unrealized gain (loss)                            (.05)         4.03         3.13             5.28
                                              --------      --------     --------         --------
Total income (loss) from
investment operations                              .11          4.22         3.42             5.46
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                 (.16)         (.25)        (.36)            (.27)
Distributions from net realized gain              (.64)        (1.57)          --            (3.77)
                                              --------      --------     --------         --------
Total dividends and
distributions to shareholders                     (.80)        (1.82)        (.36)           (4.04)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                  $26.65        $27.34       $24.94           $34.36
                                              ========      ========     ========         ========

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)               0.27%        16.88%       15.69%           16.97%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $656,934      $743,830     $630,767         $203,170
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $720,765      $710,391     $624,527         $171,648
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      0.56%         0.72%        1.14%            0.84%(6)
Expenses                                          1.07%         0.93%        0.90%            1.85%(6)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        19.8%         23.2%        36.7%            14.5%
Average brokerage
commission rate(8)                                  --            --           --          $0.0591


       1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

       2. The Fund changed its fiscal year end from June 30 to August 31.

       3. For the period from November 1, 1995 (inception of offering) to June 30, 1996.

       4. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

       5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

16     Oppenheimer Growth Fund

                                                             CLASS C
------------------------------------------------------       ------------------------------------------
PERIOD                                                       SIX MONTHS           PERIOD       PERIOD
ENDED                                                        ENDED                ENDED        ENDED
AUGUST 31,      YEAR ENDED JUNE 30,                          FEB. 28, 1997        AUGUST 31,   JUNE 30,
1996(2)         1996          1995           1994(4)         (UNAUDITED)          1996(2)      1996(3)
=======================================================================================================
  $32.74         $30.36       $26.44         $27.02          $33.42               $33.22       $33.44
-----------------------------------------------------------------------------------------------------

     .04            .23          .20           (.04)            .23                  .02          .40

     .16           5.53         6.65            .21            5.31                  .18         2.88
--------       --------      -------         ------         -------               ------       ------

     .20           5.76         6.85            .17            5.54                  .20         3.28

-----------------------------------------------------------------------------------------------------

      --           (.28)        (.13)          (.11)           (.37)                  --         (.40)
      --          (3.10)       (2.80)          (.64)          (3.77)                  --        (3.10)
--------       --------      -------         ------         -------               ------       ------

      --          (3.38)       (2.93)          (.75)          (4.14)                  --        (3.50)
-----------------------------------------------------------------------------------------------------
  $32.94         $32.74       $30.36         $26.44          $34.82               $33.42       $33.22
========       ========      =======         ======         =======               ======       ======

=====================================================================================================
    0.61%         19.95%       28.22%         (0.20)%         16.97%                0.60%       10.07%

=====================================================================================================

$137,437       $129,484      $43,267         $8,747         $12,539               $5,034       $3,593
-----------------------------------------------------------------------------------------------------
$131,142       $ 90,501      $18,722         $5,119         $ 8,392               $4,105       $1,804
-----------------------------------------------------------------------------------------------------

    0.61%(6)       0.60%        0.44%         (0.22)%(6)       0.84%(6)             0.44%(6)     0.65%(6)
    1.92%(6)       1.89%        2.02%          1.98%(6)        1.87%(6)             2.10%(6)     1.81%(6)
-----------------------------------------------------------------------------------------------------
     6.3%          38.0%        35.4%          19.8%           14.5%                 6.3%        38.0%

 $0.0595       $ 0.0583          --             --         $ 0.0591             $ 0.0595     $ 0.0583

      CLASS Y
      --------------------------------------------------------------------
      SIX MONTHS     PERIOD
      ENDED          ENDED
      FEB. 28, 1997  AUGUST 31,      YEAR ENDED JUNE 30,
      (UNAUDITED)    1996(2)         1996             1995       1994(1)
--------------------------------------------------------------------------
       $33.69         $33.42           $30.80          $26.64       $28.08
--------------------------------------------------------------------------

          .28            .08              .46             .30          .02

         5.49            .19             5.70            6.92        (1.46)
      -------        -------          -------          ------       ------

         5.77            .27             6.16            7.22        (1.44)

--------------------------------------------------------------------------

         (.57)            --             (.44)           (.26)          --
        (3.77)            --            (3.10)          (2.80)          --
      -------        -------          -------          ------       ------

        (4.34)            --            (3.54)          (3.06)          --
--------------------------------------------------------------------------
       $35.12         $33.69           $33.42          $30.80       $26.64
      =======        =======          =======          ======       ======

==========================================================================
        17.58%          0.81%           21.10%          29.59%       (5.13)%

==========================================================================

      $62,987        $18,497          $16,110          $3,189         $  9
--------------------------------------------------------------------------
      $45,485        $16,792          $ 9,384          $  536         $ 10
--------------------------------------------------------------------------

         1.91%(6)       1.67%(6)         1.56%           1.54%        1.09%(6)
         0.80%(6)       0.87%(6)         0.94%           1.04%        1.25%(6)
--------------------------------------------------------------------------
         14.5%           6.3%            38.0%           35.4%        19.8%

      $0.0591        $0.0595          $0.0583              --           --

        6. Annualized.

        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $136,766,143 and $295,857,290, respectively.

        8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

        See accompanying Notes to Financial Statements.


17  Oppenheimer Growth Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================

1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily by investing in stocks of established growth companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       -------------------------------------------------------------------------
       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1997, a reduction of $18,725 was made for the Fund's projected benefit obligations and payments of $10,933 were made to retired trustees, resulting in an accumulated liability of $218,551 at February 28, 1997.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
       (loss) was recorded by the Fund.

18     Oppenheimer Growth Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                     SIX MONTHS ENDED FEBRUARY 28, 1997   PERIOD ENDED AUGUST 31, 1996(2)
                                     ----------------------------------   -------------------------------
                                     SHARES              AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                  3,285,400          $  116,750,692     1,266,269       $  42,270,466
Dividends and distributions
reinvested                            4,120,557             140,120,945            --                  --
Issued in conjunction with
the acquisition of Jefferson-Pilot
Capital Appreciation Fund, Inc.
--Note 5                              1,196,229              40,529,263            --                  --
Redeemed                             (3,031,149)           (106,728,984)   (1,295,165)        (41,962,709)
                                     ----------          --------------    ----------       -------------
Net increase (decrease)               5,571,037          $  190,671,916       (28,896)           $307,757
                                     ==========          ==============    ==========       =============
---------------------------------------------------------------------------------------------------------

Class B:
Sold                                  1,731,773          $   59,753,691       439,943        $ 14,333,878
Dividends and distributions
reinvested                              542,101              18,051,972            --                  --
Redeemed                               (532,722)            (18,293,689)     (223,354)         (7,181,177)
                                     ----------          --------------    ----------       -------------
Net increase                          1,741,152          $   59,511,974       216,589        $  7,152,701
                                     ==========          ==============    ==========       =============

---------------------------------------------------------------------------------------------------------
Class C:
Sold                                    211,396           $   7,381,968        45,312        $  1,497,092
Dividends and distributions
reinvested                               26,905                 907,785            --                  --
Redeemed                                (28,833)               (997,982)       (2,825)            (92,933)
                                     ----------          --------------    ----------       -------------
Net increase                            209,468           $   7,291,771        42,487        $  1,404,159
                                     ==========          ==============    ==========       =============

---------------------------------------------------------------------------------------------------------
Class Y:
Sold                                  1,225,930           $  43,348,651       101,673        $  3,383,454
Dividends and distributions
reinvested                              166,588               5,654,002            --                  --
Redeemed                               (147,929)             (5,152,310)      (34,706)         (1,149,466)
                                     ----------          --------------    ----------       -------------
Net increase                          1,244,589           $  43,850,343        66,967        $  2,233,988
                                     ==========          ==============    ==========       =============

                                       YEAR ENDED JUNE 30, 1996(1)
                                       -----------------------------
                                       SHARES             AMOUNT
--------------------------------------------------------------------
Class A:
Sold                                     8,407,775    $  275,835,781
Dividends and distributions
reinvested                               3,323,811       101,576,179
Issued in conjunction with
the acquisition of Jefferson-Pilot
Capital Appreciation Fund, Inc.
--Note 5                                        --                --
Redeemed                                (6,169,610)     (201,014,338)
                                        ----------    --------------
Net increase (decrease)                  5,561,976    $  176,397,622
                                        ==========    ==============

--------------------------------------------------------------------

Class B:
Sold                                     3,119,546    $  100,609,679
Dividends and distributions
reinvested                                 288,253         8,664,821
Redeemed                                  (877,701)      (28,091,205)
                                        ----------    --------------
Net increase                             2,530,098     $  81,183,295
                                        ==========    ==============

--------------------------------------------------------------------
Class C:
Sold                                       111,265        $3,624,375
Dividends and distributions
reinvested                                   2,287            69,761
Redeemed                                    (5,392)         (167,483)
                                        ----------    --------------
Net increase                               108,160     $   3,526,653
                                        ==========    ==============

--------------------------------------------------------------------
Class Y:
Sold                                       439,359     $  14,330,346
Dividends and distributions
reinvested                                  29,328           895,658
Redeemed                                   (90,199)       (2,944,171)
                                        ----------    --------------
Net increase                               378,488     $  12,281,833
                                        ==========    ==============



       1. For the year ended June 30, 1996 for Class A, B and Y shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

       2. The Fund changed its fiscal year end from June 30 to August 31.

19     Oppenheimer Growth Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At February 28, 1997, net unrealized appreciation on investments of $426,813,129 was composed of gross appreciation of $446,795,096, and gross depreciation of $19,981,967.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% on net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                              For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,684,603, of which $491,992 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,708,891 and $55,501, of which $111,122 and $1,189, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $156,305 and $2,528 upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                              The Manager has agreed to reimburse Oppenheimer Growth Fund for SEC fees incurred in connection with the acquisition of Jefferson-Pilot Capital Appreciation Fund, Inc.

                              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1997, OFDI paid $35,555 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                              The Fund has adopted a reimbursement type
       Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI paid $6,095 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $725,460 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of February 28, 1997, OFDI had incurred unreimbursed expenses of $4,684,884 for Class B.

20     Oppenheimer Growth Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

       The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI retained $33,295 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of February 28, 1997, OFDI had incurred unreimbursed expenses of $107,368 for Class C.

================================================================================
5. ACQUISITION OF
   JEFFERSON-PILOT CAPITAL
   APPRECIATION FUND, INC.

       On December 20, 1996, Oppenheimer Growth Fund acquired all the net assets of Jefferson-Pilot Capital Appreciation Fund, Inc., pursuant to an agreement and plan of reorganization approved by the Jefferson- Pilot Capital Appreciation Fund, Inc. shareholders on December 3, 1996. The Fund issued 1,196,229 shares of beneficial interest valued at $40,529,263, in exchange for the net assets, resulting in combined net assets of $1,559,572,986 on December 20, 1996. The net assets acquired included net unrealized appreciation of $10,448,341.

21     Oppenheimer Growth Fund

OPPENHEIMER GROWTH FUND

================================================================================
OFFICERS AND TRUSTEES

       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Robert C. Doll, Jr., Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

       The Bank of New York

================================================================================
INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Growth Fund

OPPENHEIMERFUNDS FAMILY
================================================================================

       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                              When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                              At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS

       Developing Markets Fund                    Quest Capital Value Fund
       Global Emerging Growth Fund                Growth Fund
       Enterprise Fund(2)                         Global Fund
       International Growth Fund                  Quest Global Value Fund
       Discovery Fund                             Disciplined Value Fund
       Quest Small Cap Value Fund                 Oppenheimer Fund
       Gold & Special Minerals Fund               Value Stock Fund
       Capital Appreciation Fund(3)               Quest Value Fund

================================================================================
STOCK & BOND FUNDS

       Main Street Income & Growth Fund           Equity Income Fund
       Quest Opportunity Value Fund               Disciplined Allocation Fund
       Total Return Fund                          Multiple Strategies Fund(4)
       Quest Growth & Income Value Fund           Strategic Income & Growth Fund
       Global Growth & Income Fund                Bond Fund for Growth

================================================================================
BOND FUNDS

       International Bond Fund                    Bond Fund
       High Yield Fund                            U.S. Government Trust
       Champion Income Fund                       Limited-Term Government Fund
       Strategic Income Fund

================================================================================
MUNICIPAL FUNDS

       California Municipal Fund(5)               Insured Municipal Fund
       Florida Municipal Fund(5)                  Intermediate Municipal Fund
       New Jersey Municipal Fund(5)
       New York Municipal Fund(5)                 Rochester Division
       Pennsylvania Municipal Fund(5)             Rochester Fund Municipals
       Municipal Bond Fund                        Limited Term New York
                                                  Municipal Fund

================================================================================
MONEY MARKET FUNDS(6)

       Money Market Fund                          Cash Reserves

================================================================================
LIFESPAN

       Growth Fund                                Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer Growth Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0270.001.0297       April 30, 1997

[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

              And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

              When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

              For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

              You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

              So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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----------------------------